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                            STOCK PURCHASE AGREEMENT

                                   dated as of

                                 August 4, 2004

                                     between

                       FLORIDA EAST COAST INDUSTRIES, INC.

                                       and

                       ALFRED I. DUPONT TESTAMENTARY TRUST


                                       and

                             THE NEMOURS FOUNDATION


                        relating to the purchase and sale

                                       of

                             SHARES OF COMMON STOCK

                                       of

                       FLORIDA EAST COAST INDUSTRIES, INC.



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                            STOCK PURCHASE AGREEMENT

         AGREEMENT dated as of August 4, 2004 between Florida East Coast Industries, Inc., a Florida corporation ("BUYER"), and Alfred I. duPont Testamentary Trust ("TRUST") and the Nemours Foundation ("FOUNDATION") (collectively "SELLER").

                              W I T N E S S E T H:

         WHEREAS, Seller desires to sell to Buyer 5,500,000 shares of the Buyer's Common Stock, no par value, beneficially owned by the Seller (the "SHARES"), and Buyer desires to purchase the Shares from Seller, upon the terms and subject to the conditions hereinafter set forth;

         The parties hereto agree as follows:

                                    ARTICLE 1
                                PURCHASE AND SALE

         Section 1.01 . Purchase and Sale. Upon the terms and subject to the conditions of this Agreement, Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, the Shares at the Closing as follows: 2,316,657 Shares to be acquired from the Foundation and 3,183,343 Shares to be acquired from the Trust. The purchase price for the Shares (the "PURCHASE PRICE") is $34.50 per share totaling One Hundred Eighty Nine Million, Seven Hundred Fifty Thousand Dollars ($189,750,000) in the aggregate in cash. The Purchase Price shall be paid as provided in Section 1.02.

         Section 1.02 . Closing. The closing (the "CLOSING") of the purchase and sale of the Shares hereunder shall occur on August 13, 2004, after satisfaction of the conditions set forth in Article 6, or at such other time or place as Buyer and Seller may agree. At the Closing:

                  (a) Buyer shall deliver to Seller in immediately available funds by wire transfer to one or more accounts of Seller with a bank(s) designated by Seller the following amounts: Seventy Nine Million, Nine Hundred Twenty Four Thousand, Six Hundred Sixty Six Dollars and Fifty cents ($79,924,666.50) to the Foundation and One Hundred Nine Million, Eight Hundred Twenty Five Thousand, Three Hundred Thirty Three Dollars and Fifty cents ($109,825,333.50) to the Trust by notice to Buyer, which notice shall be delivered not later than two Business Days prior to the Closing Date (or if not so designated, then by certified or official bank check payable in immediately available funds to the order of Seller in such amount) and:


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                  (b) Seller shall deliver to Buyer certificates for the Shares duly endorsed or accompanied by stock powers duly endorsed in blank, with any required transfer stamps affixed thereto.

                                    ARTICLE 2
                              BOARD REPRESENTATION

         After the Closing Seller will beneficially own 3,085,930 shares of the Common Stock of the Buyer. Seller agrees that, effective no later than August 20, 2004, all of Seller's representatives on the Buyer's Board of Directors (Messrs. Thornton, Peyton and Lord) shall resign.

                                    ARTICLE 3
                                     LOCKUP

         The Seller hereby agrees that it will not, during the period from the date of the Closing and ending January 1, 2005, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

         The restrictions contained in this preceding paragraph shall not apply to (A) the Shares sold hereunder, or (B) the sale by the Seller of shares of Common Stock to the Company. Section 3.01 of Article 3 of the Shareholders Agreement dated as of October 26, 1999 among Alfred I. duPont Testamentary Trust, Nemours Foundation and Florida East Coast Industries, Inc. is hereby amended to reduce the number of Demand Registrations from three to one, which Demand Registration shall not be available until January 1, 2005.

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                                    ARTICLE 4
                    REPRESENTATIONS AND WARRANTIES OF SELLER


         Seller represents and warrants to Buyer as of the date hereof and as of the Closing Date that:

         Section 4.01. Authorization. The execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby are within Seller's powers and have been duly authorized by all necessary action on the part of Seller. This Agreement constitutes a valid and binding agreement of Seller.

         Section 4.02. Governmental Authorization. The execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental body, agency or official other than (i) compliance by the Seller with any applicable requirements of the Securities Exchange Act of 1934, and
(ii) compliance with other regulatory approvals required for Seller.

         Section 4.03. Noncontravention. The execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate any instruments governing the creation or operation of Seller, (ii) assuming compliance with the matters referred to in Section 4.02, violate any applicable law, rule, regulation, judgment, injunction, order or decree, (iii) require any consent or other action by any Person.

         Section 4.04. Ownership of Shares. Seller is the record and beneficial owner of the Shares, free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind (a "LIEN") and any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of the Shares), and will transfer and deliver to Buyer at the Closing valid title to the Shares free and clear of any Lien and any such limitation or restriction.

         Section 4.05. Litigation. There is no action, suit, investigation or proceeding (or any basis therefor) pending against, or to the knowledge of Seller, threatened against or affecting, Seller, which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement.

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         Section 4.06. Finders' Fees. Except for Wellford Sanders of Wachovia
Securities whose fees will be paid by Seller, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Seller who might be entitled to any fee or commission from Buyer in connection with the transactions contemplated by this Agreement.

         Section 4.07. Adequate Information; Non-reliance. Buyer has made available to Seller all information regarding the Buyer and the business, financial conditions, or results of operation of the Buyer in order to make an informed decision with regard to the sale of the Shares. Seller acknowledges that (i) Buyer necessarily possesses information relating to Buyer which is not available to Seller, any or all of which may be material and (ii) Seller is not relying on any disclosure of any such information to Seller.

                                    ARTICLE 5
                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to Seller as of the date hereof and as of the Closing Date that:

         Section 5.01. Corporate Existence and Power. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of Florida.

         Section 5.02. Corporate Authorization. The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby are within the corporate powers of Buyer and have been duly authorized by all necessary corporate action on the part of Buyer. This Agreement constitutes a valid and binding agreement of Buyer.

         Section 5.03. Governmental Authorization. The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby require no material action by or in respect of, or material filing with, any governmental body, agency or official.

         Section 5.04. Noncontravention. The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby do not and will not violate the articles of incorporation or bylaws of Buyer or Florida Business Corporation Act or any applicable law, rule, regulation, judgment, injunction, order or decree or require any consent or other action by any person.

         Section 5.05. Litigation. There is no action, suit, investigation or proceeding pending against, or to the knowledge of Buyer threatened against or

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affecting, Buyer before any court or arbitrator or any governmental body, agency or official which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement.

         Section 5.06. Finders' Fees. Except for Morgan Stanley and The Blackstone Group whose fees will be paid by Buyer, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Buyer who might be entitled to any fee or commission from Seller or any of its Affiliates upon consummation of the transactions contemplated by this Agreement.

                                    ARTICLE 6
                              CONDITIONS TO CLOSING

         Section 6.01. Conditions to Obligation of Buyer. The obligation of Buyer to consummate the Closing is subject to the satisfaction of the following conditions:

         (a) (i) Seller shall have performed in all material respects all of its obligations hereunder required to be performed by it on or prior to the Closing Date and, (ii) the representations and warranties of Seller contained in this Agreement shall be true in all material respects at and as of the Closing Date as if made at and as of such date.

         (b) There shall not be threatened, instituted or pending any action or proceeding by any person before any court or governmental authority or agency, domestic or foreign, seeking to restrain, prohibit, challenge the fairness of or otherwise interfere with the purchase of the Shares.

         Section 6.02. Conditions to Obligation of Seller. The obligation of Seller to consummate the Closing is subject to the satisfaction of the following conditions:

         (a) (i) Buyer shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing Date and, (ii) the representations and warranties of Buyer contained in this Agreement shall be true in all material respects at and as of the Closing Date as if made at and as of such date.

         (b) There shall not be threatened, instituted or pending any action or proceeding by any person before any court or governmental authority or agency, domestic or foreign, seeking to restrain, prohibit, challenge the fairness of or otherwise interfere with the purchase of the shares.

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                                    ARTICLE 7
                                  MISCELLANEOUS

         Section 7.01. Termination. This Agreement may be terminated by either Buyer or Seller if the Closing shall not have been consummated on or before August 31, 2004.

         Section 7.02. Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

         Section 7.03. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of Florida, without regard to the conflicts of law rules of such state.

         Section 7.04. Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Middle District of Florida or the Circuit Court of Florida sitting in Duval County, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of Florida, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

         Section 7.05. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         Section 7.06. Counterparts; Effectiveness; Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the

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other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations, or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns.

         Section 7.07. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

         Section 7.08. Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.







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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.



                                        FLORIDA EAST COAST INDUSTRIES, INC.

                                           BY:
                                               ---------------------------------
                                               Name:
                                               Title:


                                        ALFRED I. DUPONT TESTAMENTARY TRUST

                                           BY:
                                               ---------------------------------
                                               Name:
                                               Title:


                                        THE NEMOURS FOUNDATION

                                           BY:
                                               ---------------------------------
                                               Name:
                                               Title: